FORM 8-K
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                [GRAPHIC OMITTED]
                                    FORM 8-K
                                [GRAPHIC OMITTED]

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 23, 2007

                       CHINA RECYCLING ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)
                                [GRAPHIC OMITTED]

            Nevada                      000-12536                 90-0093373
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)

                         Services-Business Services, NEC
     0000721693                     [7389]                      06628887
 (Central Index Key)          (Standard Industrial            (Film Number.)
                                Classification)


                               429 Guangdong Road
                                 Shanghai 200001
                           People's Republic of China
          (Address of principal executive offices, including zip code)

                                (86-21) 6336-8686
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)
                                [GRAPHIC OMITTED]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))
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


Item 1.01 Entry into a Material Definitive Agreement

On this Form 8-K current report, the registrant, China Recycling Energy Corporation, is hereinafter referred as "we", or "Company", or "CREG".

On August 23, 2007, one of our major shareholders, Guohua Ku ("Selling Shareholder" or "Seller") executed and consummated a share purchase agreement ("Agreement") with Mr. Hanqiao Zheng ("Purchaser), a citizen of the People's Republic of China. Under the terms of this Agreement, Guohua Ku sold 8,160,863 shares of CREG's common stocks ("CREG shares") he owned to Hanqiao Zheng for a total price of US $ 2,040,215 (US$ 0.25 per share representing the fair market price of the CREG common stocks).

As the result of this share exchange transaction, the Purchaser Hanqiao Zheng acquired in total 8,160,863 shares of CREG's common stocks. The Seller, Guohua Ku, owns 0 share of CREG's common stocks after the consummation of this transaction.

Since the Seller of the aforementioned CREG shares in this transaction is the Company's shareholder and the transaction doesn't involve any issuance of new stock, the Company does not receive any proceed or consideration for the CREG shares exchanged.

None of the Purchaser is a U.S Person, as such term is defined in Rule 902(k) of Regulation S, or located within the United States. This transaction is between non-U.S. Persons and takes place outside of the United States. Therefore, this transaction is exempt from registration under the Securities Act of 1933 in reliance upon the exemption from registration pursuant to Regulation S of the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Act of 1933.

The CREG shares acquired by the Purchaser pursuant to this Agreement are "restricted shares" which have not been registered with SEC and the resale of which must be made in accordance with Regulation S, Rule 144, registration requirements of the Securities Act of 1933 or an available exemption.

Item 3.02 Unregistered Sales of Equity Securities

As described above in Item 1.01, pursuant to the Share Purchase Agreement, the Purchaser Hanqiao Zheng acquired from the Selling Shareholder Guohua Ku 8,160,863 shares of CREG's common stocks. As the result, the Purchaser becomes the largest shareholder of CREG. The Seller Guohua Ku owns 0 share of CREG's common stocks after the consummation of this transaction.

Since the Seller of the aforementioned CREG shares in this transaction is the Company's shareholder and the transaction doesn't involve any issuance of new stock, the Company does not receive any proceed or consideration for the CREG shares exchanged.

None of the Purchaser is a U.S Person, as such term is defined in Rule 902(k) of Regulation S, or located within the United States. This transaction is between non-U.S. Persons and takes place outside of the United States. Therefore, this transaction is exempt from registration under the Securities Act of 1933 in reliance upon the exemption from registration pursuant to Regulation S of the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Act of 1933.

The CREG shares acquired by the Purchaser pursuant to this Agreement are "restricted shares" which have not been registered with SEC and the resale of which must be made in accordance with Regulation S, Rule 144, the registration requirements of the Securities Act of 1933 or an available exemption.


Item 5.01 Change in Control of Registrant

In accordance with the share purchase agreement dated on August 23, 2007 particularly described in Item 1.01, Hanqiao Zheng acquired 8,160,863 shares of CREG's common and outstanding shares. As a result, Hanqiao Zheng became the largest beneficial owners of the voting shares of Company and gained control of Company.


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the share purchase agreement date on August 23, 2007 particularly described in Item 1.01, Guohua Ku resigned from his positions in the Board and the offices of Company. Hanqiao Zheng was elected to be the President and the Chairman of the Board of Directors of the Company. Mr. Hanqiao Zheng, aged 49, graduated from Northwestern University of Agricultural and Forestry Technologies. He worked in the Weinan Municipal Government from 1982 to 1996 and afterwards served at a management position in Shaanxi Province Machinery Import/Export Co., Ltd. He is specialized in the management of TRT systems. The major projects he participated in include Changzhi Steel Group 1080M3 TRT project (November 2005) and Xingtai Steel Group 2x450M3 TRT project (September 2006).


Item 9.01 Financial Statements and Exhibits
(d) Exhibits
     Exhibit No.  Description
----------------- --------------------------------------------------------------
      10.1        Share Purchase Agreement
      99.1        Letter of Resignation of Guohua Ku


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              China Recycling Energy Corporation

Date: August 23, 2007
                                              /s/Guohua Ku
                                              ------------
                                              Guohua Ku
                                              President and Chairman



                                  EXHIBIT INDEX

     Exhibit No.  Description
----------------- --------------------------------------------------------------
      10.1        Share Purchase Agreement
      99.1        Letter of Resignation of Guohua Ku